REINSTATEMENT AND FIRST AMENDMENT TO
SHOPPING CENTERS PURCHASE AND SALE AGREEMENT

THIS REINSTATEMENT AND FIRST AMENDMENT TO SHOPPING CENTERS

PURCHASE AND SALE AGREEMENT (this "Amendment")  is made as of this 27th day of
December, 2012, by and among EQUITY ONE, INC., a Maryland corporation, EQUITY ONE (SOUTHEAST PORTFOLIO) INC., a Georgia corporation, EQUITY ONE (FLORIDA PORTFOLIO), INC., a Florida corporation (each is singularly referred to herein as "Seller"  or collectively as "Sellers"),  and THE PHILLIPS EDISON GROUP LLC, an Ohio limited liability company ("Purchaser").

RECITALS:

WHEREAS, Sellers and Purchaser have entered into that certain Shopping Centers Purchase and Sale Agreement, dated as of November 30, 2012 (the "Purchase Agreement") pursuant to which Seller has agreed to sell and Buyer has agreed to purchase certain Properties (as defined in the Purchase Agreement);

WHEREAS, after conducting its Inspections, Purchaser did not elect to deliver its notice to proceed with the purchase of the Properties and, on December 19, 2012, the Purchase Agreement terminated pursuant to the provisions of Section 3.3 thereof;

WHEREAS, Sellers and Purchaser have agreed to, among other things, remove the Douglas Commons Property from the Portfolio and reduce the Purchase Price applicable to the other Properties by an aggregate amount equal to $500,000 and now wish to reinstate and amend the Purchase Agreement in certain respects, all as more specifically hereinafter set forth;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby confirmed by the parties, and in further consideration of the mutual covenants contained herein, Sellers and Purchaser hereby agree as follows:

1.                Defined Terms. All capitalized terms used herein and not otherwise defined herein shall have the same meaning ascribed to them in the Purchase Agreement. The term "Purchase Agreement," as used in this Amendment, shall mean the Purchase Agreement as reinstated and amendment hereby.

2.                Reinstatement.  The Purchase Agreement, as amended hereby, is hereby reinstated and in full force and effect.

3.                Amendments to Purchase Agreement.

(a)        Purchase Price. The "Purchase Price" as defined in Section 1.32 of the

Purchase Agreement shall be Sixty-Nine Million Six Hundred Fifty Thousand Dollars ($69,650,000).

(b)              Additional Deposit. The Title Company shall continue to the hold the Initial Deposit in accordance with the terms of the Purchase Agreement. Notwithstanding anything to the contrary set forth in Section 2.3(a) of the Purchase Agreement, no later than 5:00 p.m.

Eastern Time on December 28, 2012, Purchaser shall deposit with the Title Company, in escrow, the Additional Deposit. Purchaser's failure to deliver the Additional Deposit to the Title Company within such time period shall render such Amendment null and void ab initio,

(c)              Diligence.  Sellers and Purchaser each acknowledge and agree that, as of the date hereof, the Inspection Period has concluded. Purchaser acknowledges and agrees that, except with respect to the Purchaser's continuing review of the environmental condition of the Macland Pointe Property as set forth in Exhibit 3.2(a), it has had sufficient time and opportunity to conduct such reviews, inspections, tests and other investigations as it deems necessary with respect to the Properties (including, but not limited to title and survey matters) and is satisfied with the condition, value, quality and character of the Properties. This Amendment shall, among other things, constitute Purchaser's notice to proceed with the purchase of the Properties on an "AS IS", "WHERE IS" and "WITH ALL FAULTS" basis as described in Section 3.5 of the Purchase Agreement and subject to the terms of this Amendment.

(d)              Westridge Property Repairs. Prior to Closing, Sellers shall cause those certain masonry cracks identified at the Westridge Property and described on Exhibit A attached hereto to be repaired in condition reasonably satisfactory to Purchaser.

(e)              Macland Pointe Environmental Review. Sellers and Purchaser hereby agree that the Environmental. Review Period (as defined in Exhibit 3.2(a) of the Purchase Agreement) shall be extended to 5:00 pm eastern time on January 9, 2013.

(f)               Exhibits and Schedules.

Schedule A attached to the Purchase Agreement (List of Properties and Sellers) is hereby deleted and shall be replaced with Schedule A (List of Properties and Sellers) attached to this Amendment.

(ii)             Schedule B attached to the Purchase Agreement (Allocation of
Purchase Price) is hereby deleted and shall be replaced with Schedule B (Allocation of Purchase Price) attached to this Amendment.

(iii)           Exhibit 1.33 attached to the Purchase Agreement (Legal Descriptions) shall be amended to incorporate the legal description for the Hamilton Ridge Property contained on Exhibit B  attached hereto.

(iv)           Exhibit 1.36 attached to the Purchase Agreement (List of Leases)
shall be amended to incorporate the changes described on Exhibit C attached hereto.

(v)             Exhibit 13.11 attached to the Purchase Agreement (List of 1031
Exchange Properties) is hereby deleted and shall be replaced with Exhibit 13.11 (List of 1031 Exchange Properties) attached to this Amendment.

(vi)       Any and all references to the Douglas Commons Property in the

Purchase Agreement or the Schedules and Exhibits to the Purchase Agreement shall be amended to delete the Douglas Commons Property.

4.                Ratifications.  Except as expressly provided in this Amendment, in all other respects the Purchase Agreement is unmodified and remains in full force and effect and is hereby ratified by the parties, and the provisions of this Amendment shall govern and control over any contrary or inconsistent provisions of the Purchase Agreement.

5.                Governing Law. This Amendment and the obligations arising hereunder shall be governed by and construed in accordance with the laws of the State of Georgia, without giving effect to the principles of conflicts of law.

6.                Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted assigns.

7.                Counterparts.  This Amendment may be executed in counterparts and as so executed shall constitute one agreement binding on all the parties. The exchange of signature pages by facsimile or electronic portable document format ("PDF") transmission shall constitute effective delivery of such signature pages. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

[Signature Page Immediately Follows]

IN WITNESS WHEREOF, Sellers and Purchaser have each duly executed this Amendment as of the date first above written.

EQUITY ONE INC., a Maryland corporation

By:   /s/ Thomas A. Caputo_______

Name:   Thomas A. Caputo________

Its:    President_______________

EQUITY ONE (SOUTHEAST PORTFOLIO) INC., a Georgia corporation

By:   /s/ Thomas A. Caputo_______

Name:    Thomas A. Caputo________

Its:     President_______________

EQUITY ONE (FLORIDA PORTFOLIO) INC., a Florida corporation

By By:   /s/ Thomas A. Caputo____

Name:    Thomas A. Caputo________

Its:     President_______________

                                                                                                                                                                                       "Sellers"

THE PHILLIPS EDISON GROUP LLC, an Ohio limited liability company

By: PHILLIPS EDISON LIMITED PARTNERSHIP, a Delaware limited partnership, Managing Member

By: PHILLIPS EDISON & COMPANY, INC., a Maryland corporati General Partner

                                                                                                                            "Purchaser"

SCHEDULE A

LIST OF PROPERTIES AND SELLERS

PROPERTY	ADDRESS	CITY	STATE	SELLER
Butler Creek	3330 N. Cobb Parkway	Acworth	GA	Equity One (Southeast Portfolio), Inc
Grassland Crossing	5665 Atlantic Highway	Alpharetta	GA	Equity One Inc
Hamilton Ridge	3280-3300 Hamilton Mill Road	Buford	GA	Equity One (Southeast Portfolio), Inc
Shops at Westridge	2142-2180 Highway, 2 West	McDonough	GA	Equity One (Southeast Portfolio), Inc
Fairview Oaks	101-129 Fairview Road	Ellenwood	GA	Equity One Inc
Mableton Crossing	4875 Floyd Road	Mableton	GA	Equity One Inc
Macland Pointe	1750 Power Springs Road	Marietta	GA	Equity One (Florida Portfolio), Inc

SCHEDULE B

ALLOCATION OF PURCHASE PRICE

Property	Allocated Purchase Price

Butler Creek	$10,650,000
Grassland Crossing	$9,700,000
Hamilton Ridge	$11,800,000
Shops at Westridge	$7,550,000
Fairview Oaks	$9,300,000
Mableton Crossing	$11,500,000
Macland Pointe	$9,150,000

EXHIBIT A

WESTRIDGE PROPERTY REPAIRS
(See Attached)

Site Photographs Shops at Westridge Apex Companies, LLC McDonough, Georgia

Photo 13 View of southwestern Site building elevation.	
Photo 14 View of masonry crack adjacent to Publix southwest wall corner.	
Photo 15 View of damaged bollard southwest corner behind Publix.

Site Photographs Apex Companies, LLC	Shops at Westridge McDonough, Georgia

Photo 16

View of typical crack in masonry

wall adjacent to unit 2164

Photo 17

View of typical crack in masonry

wall adjacent to unit 2168

Photo 18

View of storage building at

northwestern portion of site

Photo 49

View of crack in block wall in back of vacant tenant space 2164.

Photo 50

View of effervescence along back wall of vacant unit 2170.

Photo 51

View of possible ant activity at rear of vacant unit 2170.

EXHIBIT B

HAMILTON RIDGE LEGAL DESCRIPTION
(Sep Attached)

EXHIBIT A

LEGAL DESCRIPTION

Shopping Center Parcel
Hamilton Ridge

All that tract or parcel of land lying and being in the Headrights District and Land Lots 181 & 182, 7th District, Gwinnett County, Georgia, and being more particularly described as follows:

To find the Point of Beginning, commence at a'/" rebar located at the southwest end of the miter located at the intersection of the southerly right of way of Hamilton Mill Road (having an apparent 80' right of way)with the easterly right of way of Ridge Road (having an apparent 80' right of way); Thence along the easterly right of way of Ridge Road along a curve to the right having a radius of 4304.37 feet and an arc length of 155.51 feet, being subtended by a chard of South 11 degrees 11 minutes 02 seconds West fora distance of 155.50 feet to a 1/2" rebar; Thence continuing along said right of way for the following calls and distances South 10 degrees 45 minutes 10 seconds West fora distance of 24,75 feet to a W rebar; Thence South 13 degrees 49 minutes 23 seconds West for a distance of 13,33 feet to a '1/2" rebar, and the Point of Beginning.

Aetna from said Point of Beginning, and leaving the right of way of Ridge Road South 83 degrees 46 minutes 30 minutes East for a distance of 489.93 feet to a Ye" rebar; Thence North 06 degrees 12 minutes 22 seconds East for a distance of 189.94 feet to a 1/2" rebar located on the southerly right of way of Hamilton Mill Road; Thence along the right of way of Hamilton Mill Road South 69 degrees 13 minutes 31 seconds East for a distance of 421.12 feet to a 1/2" rebar at the mitered intersection with Wallace Road (having a 80' right of way); Thence along said miter South 11 degrees 31 minutes 41 seconds 'East for a distance of 23.66 feet to a 1/2" rebar; Thence along the right of way of Wallace Road the following calls and distances along a curve to the right having a radius of 900,92 feet and an arc length of 130.66 feet, being subtended by a chord of South 50 degrees 43 minutes 42 seconds West for a distance of 130.55 feet to a %" rebar; Thence South 64 degrees 53 minutes 00 seconds West for a distance of 73.74 feet to a '1/2" rebar; Thence along a curve to the left having a radius of 358.88 feet and an arc length of 208.25 feet being subtended by a chord of South 40 degrees 02 minutes 53 seconds West fora distance of 205.34 feet to a %" rebar; Thence South 23 degrees 25 minutes 27 seconds West for a distance of 87.59 feet to a %," rebar; Thence South 24 degrees 47 minutes 44 seconds West for a distance of 131.40 feet to a 1/2" rebar; Thence South 27 degrees 11 minutes 57 seconds West for a distance of 221.40 to a 1/2" rebar; Thence leaving said right of way North 74 degrees 48 minutes 51 seconds West for a distance of 570.28 feet to a 1/2" rebar on the easterly right of way of Ridge Road; Thence along the right of way of Ridge Road the following calls and distances along a curve to the right having a radius of 703.67 feet and an arc length of 205.46 feet, being subtended by a chord of North 04 degrees 35 minutes 01 seconds East for a distance of 204,73 feet to a 1/2" rebar; Thence continuing along said arc for an arc length of 68.30 feet, being subtended by a chord of North 15 degrees 43 minutes 44 seconds East for a distance of 68.27 feet to a %" rebar; Thence North 18 degrees 30 minutes 34 seconds East for a distance of 129.74 feet to a 14" rebar; Thence North 17 degrees 55 minutes 40 seconds East for a distance of 138.55 feet to a 34" rebar; Thence North 13 degrees 49 minutes 23 seconds East far a distance of 42.89 feet to a %" rebar and the Point of Beginning.

Said tract contains 11.1126 acres more or less.

TOGETHER WITH easement rights contained in Declaration of Easements, Covenants and RestrictiOs by Hamilton Ridge, LLC, dated January 21, 2002, filed January 23, 2002, recorded In Deed Book 26083, Page 98, Gwinnett County, Georgia records; as modified by First Modification dated May 19, 2003, filed May 21, 2003, recorded in Deed Book 32696, Page 62, aforesaid records.

EXHIBIT A

LEGAL DESCRIPTION

Out Lot 9 Hamilton Ridge

All that tract or parcel of land lying and being in Land Lot 182, 7th District, Gwinnett County, Georgia, and being more particularly described as follows:

To find the Point of Beginning, commence at a W rebar located at the southwest end of the miter located at the intersection of the southerly right of way of Hamilton Mill Road (having a variable right of way) with the easterly right of way of Ridge Road (having an apparent 80' right of way); Thence along said miter North 53 degrees 51 minutes 24 seconds East for a distance of 30.19 feet to a W rebar on the southerly right of way of Hamilton Mill Road; Thence along said right of way South 84 degrees 39 minutes 21 seconds East for a distance of 169.90 feet to a W rebel': Thence continuing along said right of way along a curve to the right having a radius of 829.88 feet and an arc length of 118.30 feet, being subtended by a chord of South 80 degrees 38 minutes 14 seconds East for a distance of 118.20 feet to a W rebar and the Point of Beginning

Thence from said point of beginning, and continuing along said right of way along a curve to the right having a radius of 829.88 feet and an arc length of 107.77 feet, being subtended by a chord of South 72 degrees 50 minutes 00 seconds East for a distance of 107.70 feet to a W' rebar; Thence South 69 degrees 13 minutes 31 seconds East fora distance of 37,99 feet to a W rebar, Thence leaving said right of way South 06 degrees 12 minutes 22 seconds West for a distance of 179.61 feet to a W rebar; Thence North 83 degrees 46 minutes 30 seconds West for a distance of 142.57 feet to a W rebar; Thence North 06 degrees 13 minutes 30 seconds East for a distance of 209.59 feet to a W rebar on the southerly right of way of Hamilton Mill Road, and the Point of Beginning.

Said tract contains 0.6426 acres more or less.

TOGETHER WITH easement rights contained In Dealer-alien of Easements, Covenants and Restrictions by Hamilton Ridge, 1.LC, dated January 21, 2002, filed January 23, 2002, recorded in Deed Book 26083, Page 98, Gwinnett County, Georgia records; as modified by First Modification dated May 19, 2003, filed May 21, 2003, recorded in Deed Beek 32696, Page 62, aforesaid records.

EXHIBIT C

UPDATES TO EXHIBIT 1.36 (LIST OF LEASES)  Exhibit 1.36 (List of Leases) is hereby amended to reflect the following changes: Mableton Crossing

Alterations: The reference to the Fifth Lease Amendment in the description of the Lease Documents shall be revised to read: "Fifth Lease Amendment dated as of December 10, 2012".

Fairview Oaks

GNC: The description of the Lease Documents shall be updated to include the following: "as extended by that certain Third Lease Amendment executed dated December 20, 2012".

Grasslands

China Kitchen: The reference to the Third Lease Amendment Agreement in the description of the Lease Documents shall be revised to read: "Third Lease Amendment Agreement dated as of December 10, 2012".

EXHIBIT 13.11

LIST OF 1031 EXCHANGE PROPERTIES

Butler Creek

Fairview Oaks

Mableton Crossing